UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  DECEMBER 10, 2004
                                                       -------------------------

                              THACKERAY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-8254                                     04-2446697
--------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

         350 FIFTH AVENUE, SUITE 2723
            NEW YORK, NEW YORK                            10118
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 564-3393
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On December 10, 2004, Thackeray Corporation ("Thackeray") and EST Orlando, Ltd. ("EST Orlando") entered into an Agreement (the "Agreement") relating to the potential resale of the approximately 78 acres of undeveloped land located in Orlando, Florida (the "Orlando Property") purchased on December 10, 2004 by EST Orlando from Thackeray pursuant to that certain Agreement for Purchase and Sale, dated July 23, 2004, as amended, among Thackeray, Brennand-Paige Industries, Inc. and EST Orlando. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

              Pursuant to the Agreement, the parties have agreed that if EST Orlando sells the Orlando Property to a designated unrelated third party or any entity affiliated with that party (collectively, "New Buyer") pursuant to an agreement entered into by December 10, 2005, Thackeray would be entitled to receive additional consideration from EST Orlando for its sale of the Orlando Property. The additional consideration would be equal to fifty percent (50%) of EST Orlando's profit (as defined) from the sale to the New Buyer.

              Thackeray has been advised that EST Orlando has entered into an agreement relating to the sale of the Orlando Property to New Buyer which is subject to the satisfaction of certain conditions prior to closing. There can be no assurances that such a sale will be consummated and a profit will be realized by EST Orlando. If such sale were to be consummated, Thackeray estimates that it would be entitled to receive additional consideration for the Orlando Property in the amount of between $550,000 and $650,000.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

10.1          Agreement, dated as of December 10, 2004, between Thackeray and
              EST Orlando

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THACKERAY CORPORATION


                                         By: /s/  Jules Ross
                                             -----------------------------------
                                             Name:   Jules Ross
                                             Title:  Vice-President, Treasurer
                                                     and Secretary



Date: January 6, 2005

                                  EXHIBIT INDEX

 EXHIBIT NO.                       DESCRIPTION

  10.1 Agreement, dated as of December 10, 2004, between Thackeray and EST Orlando